UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 28, 2014, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, Reven Housing Tennessee, LLC (“Buyer”), closed on the acquisition of 51 single family homes located in the Memphis, Tennessee metropolitan area, pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated April 24, 2014, as amended (the “Memphis 60 Agreement”) between Buyer and H&J Properties, LLC, Memphis Cash Flow, GP, and Equity Trust Company Custodian FBO Hulet T. Gregory IRA Z108673 (collectively, the “Memphis 60 Sellers”). Between September 11, 2014 and December 24, 2014, the Buyer closed on the acquisition of an additional nine single family homes (together with the previously purchased 51 single family homes, the “Memphis 60 Homes”) from the Memphis 60 Sellers pursuant to the Memphis 60 Agreement. The Memphis 60 Sellers are not affiliated with the Company.

On July 28, 2014, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the initial 51 homes comprising the Memphis 60 Homes. On August 28, 2014, the Company filed a Current Report on Form 8-K/A (the “Amendment No. 1) for the sole purpose of filing the financial statements and pro forma financial information with respect to the Memphis Homes required by Item 9.01 of Form 8-K. This Amendment No. 2 is being filed in order to provide in the correct format the financial statements and pro forma financial information with respect to the Memphis 60 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report and replaces the information provided previously in the Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Memphis 60 Homes

Report of Independent Auditors

Statements of Revenues Over Certain Operating Expenses for the six months ended June 30, 2014 (unaudited) and the year ended December 31, 2013

Notes to Statements of Revenues Over Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014

Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2014

Notes to Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2014

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013

Notes to Unaudited Pro Forma Statement of Operations for the year ended December 31, 2013

(d) Exhibits

23.1 Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: May 6, 2015	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer